UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/28/2012

IMMUNOCELLULAR THERAPEUTICS, LTD.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35560

Delaware	93-1301885
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

21900 Burbank Boulevard
Third Floor
Woodland Hills, California 91367
(Address of principal executive offices, including zip code)

(818) 992-2907
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 28, 2012, the Board of Directors of ImmunoCellular Therapeutics, Ltd. (the "Company") appointed Gary Titus as a member of the Company's Board of Directors, effective immediately. A copy of the press release announcing Mr. Titus' appointment is attached as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release dated January 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOCELLULAR THERAPEUTICS, LTD.

Date: January 02, 2013	By:	/s/ Andrew Gengos
Andrew Gengos
President and CEO

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	PRESS RELEASE DATED JANUARY 2, 2013